Debt	12 Months Ended
Jun. 30, 2018
Debt Disclosure [Abstract]
Debt
Note 7.	Debt

The components of debt were as follows ($000):

June 30,	2018	2017
0.25% Convertible senior notes	$345,000	$-
Convertible senior notes unamortized discount attributable to cash conversion option and debt issuance costs including initial purchaser discount	(56,409)	-
Term loan, interest at LIBOR, as defined, plus 1.75% and 1.50%, respectively	65,000	85,000
Line of credit, interest at LIBOR, as defined, plus 1.75% and 1.50%, respectively	80,000	252,000
Credit facility unamortized debt issuance costs	(1,126)	(1,491)
Yen denominated line of credit, interest at LIBOR, as defined, plus 1.75% and 0.625%, respectively	2,714	2,679
Note payable assumed in IPI acquisition	3,834	3,834
Total debt	439,013	342,022
Current portion of long-term debt	(20,000)	(20,000)
Long-term debt, less current portion	$419,013	$322,022

0.25% Convertible Senior Notes

On August 24, 2017, the Company entered into a purchase agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers named therein (collectively, the “Initial Purchasers”), to issue and sell $300 million aggregate principal amount of our 0.25% convertible senior notes due 2022 (the "Notes") in a private placement to qualified institutional buyers within the meaning of Rule 144A under the Securities Act of 1933, as amended. In addition, we granted the Initial Purchasers a 30-day option to purchase up to an additional $45 million aggregate principal amount of the Notes (the “Over-Allotment Option”).

On August 29, 2017, the Initial Purchasers exercised their Over-Allotment Option to purchase the entire $45 million in aggregate principal amount of additional Notes. The Notes mature on September 1, 2022, unless earlier repurchased by the Company or converted by holders in accordance with the terms of the Notes. Interest is payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2018.

The sale of the Notes to the Initial Purchasers settled on August 29, 2017, and resulted in approximately $336 million in net proceeds to the Company after deducting the initial purchasers’ discount and the estimated offering expenses. The net proceeds from the offering and sale of the Notes were used, in part, to repurchase approximately $49.9 million of our common stock. The Company used the remaining net proceeds to repay $252 million on its revolving credit facility and to pay debt issuance costs of $10.1 million.

The Notes are governed by an Indenture between the Company, as issuer, and U.S. Bank, National Association, as trustee. The Notes are our senior unsecured obligations and rank senior in right of payment to any of our indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to any of our indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness to the extent of the value of the assets securing such indebtedness; and structurally junior to all indebtedness and other liabilities (including trade payables) of our subsidiaries. In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. Upon conversion, the Company will pay or deliver, as the case may be, cash, shares of our common stock or a combination of cash and shares of our common stock, at the Company’s election.

As a result of our cash conversion option, the Company separately accounted for the value of the embedded conversion option as a debt discount. The value of the embedded conversion option was determined based on the estimated fair value of the debt without the conversion feature, which was determined using an expected present value technique (income approach) to estimate the fair value of similar nonconvertible debt; the debt discount is being amortized as additional non-cash interest expense over the term of the Notes using the effective interest method with an effective interest rate of 4.5% per annum.

The equity component is not remeasured as long as it continues to meet the conditions for equity classification. The initial conversion rate is 21.25 shares of common stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of $47.06 per share of common stock. Throughout the term of the Notes, the conversion rate may be adjusted upon the occurrence of certain events. The if-converted value of the Notes amounted to $318.5 million as of June 30, 2018 (based on the Company’s closing stock price on the last trading day of the year ended June 30, 2018).

Holders of the Notes will not receive any cash payment representing accrued and unpaid interest upon conversion of a note. Accrued but unpaid interest will be deemed to be paid in full upon conversion rather than cancelled, extinguished or forfeited.

Prior to the close of business on the business day immediately preceding June 1, 2022, the Notes will be convertible only upon satisfaction of at least one of the conditions as follows:

a)

During any fiscal quarter (and only during such fiscal quarter), if the last reported sale price of our common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding quarter is greater than or equal to 130% of the conversion price on each applicable trading day;

b)

During the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day; or

c)	Upon the occurrence of specified corporate events.

On or after June 1, 2022 until the close of business on the business day immediately preceding the maturity date, holders may convert all or any portion of their Notes, in multiples of $1,000 principal amount, at the option of the holder regardless of the foregoing circumstances.

As of June 30, 2018, the Notes are not yet convertible. The Notes will become convertible upon the satisfaction of at least one of the above conditions. In accounting for the transaction costs related to the Note issuance, the Company allocated the total amount of offering costs incurred to the debt and equity components based on their relative values. Offering costs attributable to the debt component, totaling $8.4 million, are being amortized as non-cash interest expense over the term of the Notes, and offering costs attributable to the equity component, totaling $1.7 million, were recorded within Shareholders' Equity.

The Company was in compliance with all the covenants set forth under the indenture.

The following table sets forth total interest expense recognized related to the Notes for the fiscal year ended June 30, 2018 (representing an effective interest rate of 4.5%):

Year ended June 30,	2018
0.25% contractual coupon	$731
Amortization of debt discount and debt issuance costs including initial purchaser discount	10,058
Interest expense	$10,789

The unamortized discount amounted to $49.3 million as of June 30, 2018 and is being amortized over 4 years.

Amended Credit Facility

On July 28, 2016, the Company amended and restated its existing credit agreement. The Third Amended and Restated Credit Agreement (the “Amended Credit Facility”) provides for a revolving credit facility of $325 million, as well as a $100 million term loan. The term loan is being repaid in consecutive quarterly principal payments on the first business day of each January, April, July and October, with the first payment having commenced on October 1, 2016, as follows: (i) twenty consecutive quarterly installments of $5 million and (ii) a final installment of all remaining principal due and payable on the maturity date of July 27, 2021. Amounts borrowed under the revolving credit facility are due and payable on the maturity date. The Amended Credit Facility is unsecured, but is guaranteed by each existing and subsequently acquired or organized wholly-owned domestic subsidiary of the Company. The Company has the option to request an increase to the size of the revolving credit facility in an aggregate additional amount not to exceed $100 million. The Amended Credit Facility has a five-year term through July 27, 2021 and has an interest rate of either a Base Rate Option or a Euro-Rate Option, plus an Applicable Margin, as defined in the agreement governing the Amended Credit Facility. If the Base Rate option is selected for a borrowing, the Applicable Margin is 0.00% to 1.25% and if the Euro-Rate Option is selected for a borrowing, the Applicable Margin is 1.00% to 2.25%. The Applicable Margin is based on the ratio of the Company’s consolidated indebtedness to consolidated EBITDA. Additionally, the Credit Facility is subject to certain covenants, including those relating to minimum interest coverage and maximum leverage ratios. As of June 30, 2018, the Company was in compliance with all financial covenants under its Amended Credit Facility.

Yen Loan

The Company’s yen denominated line of credit is a 500 million Yen ($4.5 million) facility. The Yen line of credit matures in August 2020. The interest rate equal to LIBOR, as defined in the loan agreement, plus 0.625% to 1.75%. At June 30, 2018 and 2017, the Company had 300 million yen outstanding under the line of credit. Additionally, the facility is subject to certain covenants, including those relating to minimum interest coverage and maximum leverage ratios. As of June 30, 2018, the Company had $2.7 million outstanding and was in compliance with all covenants under its Yen facility.

Note Payable

In conjunction with the acquisition of IPI, the Company assumed a non-interest bearing note payable owed to a major customer of IPI. The agreement, if not terminated early by either party, is payable in full in January 2020.

Singapore Line of Credit

The Company has a line of credit facility with a Singapore bank which permits maximum borrowings in the local currency of approximately $0.6 million for the fiscal years ended June 30, 2018 and 2017, respectively. Borrowings are payable upon demand with interest charged at the rate of 1.00% above the bank’s prevailing prime lending rate. The interest rate was 5.25% at June 30, 2018 and June 30, 2017. At June 30, 2018 and 2017, there were no outstanding borrowings under this facility. The Company had $0.3 million and $0.2 million of letters of credit supported by the Singapore line of credit facility as of June 30, 2018 and 2017, respectively.

Aggregate Availability

The Company had aggregate availability of $246.4 million and $73.5 million under its lines of credit as of June 30, 2018 and 2017, respectively. The amounts available under the Company’s lines of credit are reduced by outstanding letters of credit. As of June 30, 2018 and 2017, total outstanding letters of credit supported by the credit facilities were $0.4 million and $1.3 million, respectively.

Weighted Average Interest Rate

The weighted average interest rate of total borrowings was 1.3% and 2.2% for the years ended June 30, 2018 and 2017, respectively. The weighted average of total borrowings for the fiscal years ended June 30, 2018 and 2017 was $476.6 million and $272.1 million, respectively. There are no interim maturities or minimum payment requirements related to the credit facilities before their respective expiration dates. Interest and commitment fees paid during the fiscal year ended June 30, 2018, 2017 and 2016 were $6.6 million, $6.1 million and $3.1 million, respectively.

Remaining Annual Principal Payments

Remaining annual principal payments under the Company’s existing credit facilities and notes payable as of June 30, 2018 were as follows ($000):

			U.S.
			Dollar
	Term	Yen Line	Line of	Note	Convertibles
Period	Loan	of Credit	Credit	Payable	Notes	Total
June 30, 2019	$20,000	$-	$-	$-	$-	$20,000
June 30, 2020	20,000	-	-	3,834	-	$23,834
June 30, 2021	20,000	2,714	-	-	-	$22,714
June 30, 2022	5,000	-	80,000	-	-	$85,000
June 30, 2023	-	-	-	-	345,000	$345,000
Total	$65,000	$2,714	$80,000	$3,834	$345,000	$496,548